UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-08382

Deutsche Strategic Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30/2017

Date of reporting period:	11/30/2017

ITEM 1.	REPORT TO STOCKHOLDERS

November 30, 2017

Annual Report

to Shareholders

Deutsche Strategic Income Trust

Ticker Symbol: KST

Contents

3	Portfolio Management Review
9	Performance Summary
11	Portfolio Summary
13	Investment Portfolio
29	Statement of Assets and Liabilities
30	Statement of Operations
31	Statement of Cash Flows
32	Statements of Changes in Net Assets
33	Financial Highlights

34	Notes to Financial Statements
43	Report of Independent Registered Public Accounting Firm
44	Tax Information
45	Shareholder Meeting Results
46	Dividend Reinvestment and Cash Purchase Plan
49	Advisory Agreement Board Considerations and Fee Evaluation
53	Board Members and Officers
58	Additional Information

The fund’s investment objective is to provide high current income.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any gains or losses. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	Deutsche Strategic Income Trust

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when sold. Current performance may differ from performance data shown. Please visit deutschefunds.com for the fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Please refer to pages 5 through 6 for more complete performance information.

On July 13, 2016, the Board of Trustees approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than December 31, 2018.

The fund’s investment objective is to provide high current income. The fund seeks to achieve its objective by investing its assets in a combination of (1) lower-rated corporate fixed-income securities, (2) fixed-income securities of emerging markets and other foreign issuers, and (3) fixed-income securities of the U.S. government and its agencies and instrumentalities and private mortgage-backed issuers.

Deutsche Strategic Income Trust returned 7.19% based on net asset value (NAV) for the one-year period ended November 30, 2017. The fund’s return based on the market price of its shares quoted on the New York Stock Exchange was 10.18%. The fund began the period trading at a 6.98% discount to net asset value, and it finished at a 4.39% discount. The fund’s peer group averaged a 8.7% discount at the beginning of the period, and it finished at a 7.9% discount.

High-yield bonds, as measured by the unmanaged, unleveraged BofA Merrill Lynch US High Yield Master II Constrained Index, returned 9.28%. Emerging-markets bonds, as gauged by the unmanaged, unleveraged JPMorgan EMBI Global Diversified Index, returned 9.89%.

The fund maintained a leveraged position, meaning that it borrowed money as permitted under its investment policies and the Investment Company Act of 1940. The portfolio was approximately 27% leveraged at the close of the period, meaning the fund borrowed $21 million. In employing leverage, the fund uses a secured line of credit and then invests the proceeds. Leverage results in additional risks and can magnify the effect of any gains or losses.

Similar to other segments of the financial markets, high-yield bonds benefited from the backdrop of synchronized global growth. Whereas the

Deutsche Strategic Income Trust	3

United States was the primary workhorse for the world economy in the middle part of the decade, the past year brought improving growth across Europe, Asia and the emerging markets. The broadening expansion contributed to a recovery in energy and commodity prices, which provided a boost to high-yield bonds. The continuation of accommodative central bank policies was a further tailwind, as the low yields on global government bonds prompted investors to gravitate toward the more attractive income in higher-risk areas of the fixed-income market. The markets also remained confident that the U.S. Federal Reserve Board (the Fed) — while raising interest rates — would maintain a measured and well-communicated approach to tightening policy. High-yield bonds were further supported by rising corporate earnings and declining recession risk, which enhanced investor confidence and contributed to the search for yield in higher-risk fixed-income assets. Together, these factors fueled steady demand and helped the market handily overcome the substantial increase in new-issue supply versus the prior year. Consistent with investors’ hearty appetite for risk, lower-quality debt outperformed. CCC rated issues delivered the strongest returns, outpacing both single B and BB rated securities.

“We continued to look for security-specific opportunities where the yields provided favorable compensation for the underlying risks.”

Leveraged loans also provided a positive return, as gauged by the 4.91% return of the S&P / LSTA Leveraged Loan Index. The category was supported by consistent retail and institutional demand for floating-rate products.

Emerging-markets debt also performed very well, with both sovereign and corporate issues registering robust gains. After some initial volatility induced by the outcome of the U.S. election in November 2016, the asset class recovered behind the combination of a supportive macroeconomic backdrop, rising commodity prices and favorable global liquidity conditions. Additionally, flows into the emerging markets continued at impressive rates, while gross issuance in the primary market surpassed that of prior years in both sovereign and corporate sectors. Mexican assets performed particularly well in the post-election recovery. Argentina’s bond market also outpaced the broader category on the year

4	Deutsche Strategic Income Trust

due to the positive momentum for further structural reforms, while Brazil benefited from the outlook for progress on the reform front. Russian assets continued to perform well, supported by the combination of limited supply and hearty demand from the local investor base.

Performance Attribution

We continued to look for security-specific opportunities where the yields provided favorable compensation for the underlying risks. Although our primary emphasis is on bottom-up credit research and individual issue selection, the fund’s broader allocations can have an impact on results. During the past year, for instance, an overweight in the metals and mining industry contributed positively, as did overweights in the energy midstream and cable and satellite industries. However, this was offset by an underweight in the oil field services, insurance and transportation services industries. From a ratings standpoint, an overweight in BB rated bonds contributed to performance, while an underweight in lower-rated bonds — including those rated CCC and below — detracted. From a regional perspective, investments in Mexico and Armenia performed well, but underweights in bond issuers from select South American countries and Turkey detracted.

At the individual security level, the bonds of the pharmaceutical development and distribution company Valeant Pharmaceuticals International, Inc. made a strong contribution to performance. The company’s management stabilized the firm’s business lines and used the proceeds from asset sales to repay debt and reduce leverage. The bonds of the metals and mining company Teck Resources Ltd. also outperformed thanks to the continuing recovery in commodity prices, the company’s successful debt-reduction initiative, and an upgrade to its credit rating. The bonds of NRG Energy, Inc., a power generation firm, was an additional outperformer as its management cut costs and used asset sales to lower debt and improve business efficiency.

A position in the bonds of the wireline telecommunications services company Frontier Communications Corp. was a notable detractor. The bonds traded weaker during the year as Frontier had higher-than-anticipated subscriber losses and diminished cash flows, which subsequently caused the rating agencies to downgrade the company. The bonds of Cardtronics, Inc., a consumer finance company, also came under

Deutsche Strategic Income Trust	5

pressure after the company reported heightened competitive pressures and declining profitability. Additionally, its debt was downgraded by one of the rating agencies. The lack of a portfolio position in select strong-performing emerging-markets bonds was a further detractor. For example, the sovereign bonds of countries such as Ukraine, Uruguay, and Columbia outperformed due to investors’ appetite for yield and perceptions of reduced risk.

Outlook and Positioning

We retain a favorable view on the global high-yield market. We consider forecasts for continuing global economic growth, combined with the consistent and measured shift away from an accommodative stance by the major central banks, as being supportive for the asset class. The use of new-issuance proceeds continues to be dominated by refinancing, which has reduced concerns about near-term maturities for high-yield issuers and led to decreasing default expectations. Recent economic data has been largely positive, and we believe there is a low probability of a global recession in the next year. Not least, we anticipate that absolute yields remain attractive enough to fuel continued investor demand.

Potential disruptions to this outlook include the possibility of the European Central Bank tapering its quantitative easing policy, faster-than-expected tightening by the Fed and lingering geopolitical/macroeconomic issues. Additionally, we are concerned about the risk that increased issuance of lower-quality debt could lead to a meaningful market disruption once the cycle turns and credit conditions tighten. We also think the credit cycle may be entering extended territory.

We also hold a positive view on leveraged loans on the belief that loans’ floating-rate feature is attractive in a potential rising-rate environment.

We believe the broader investment backdrop for the emerging markets remains favorable thanks to improving global growth and a healthy balance of supply and demand. However, we also remained cognizant that there was the potential for a wide dispersion in returns among individual countries, and we sought to position the fund accordingly.

6	Deutsche Strategic Income Trust

Portfolio Management

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

–	Joined Deutsche Asset Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

–	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

–	Head of US High Yield Bonds: New York.

–	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

–	Joined Deutsche Asset Management in 2006 with six years of industry experience. Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

–	Portfolio Manager for High Yield Strategies: New York.

–	BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The BofA Merrill Lynch US High Yield Master II Constrained Index tracks the performance of US dollar denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

The JPMorgan EMBI Global Diversified Index is an unmanaged, unleveraged index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-markets sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Leverage is the use of various financial instruments or borrowed capital, such as margin, to increase an investment’s potential return.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating the higher the probability of default. Credit quality does not remove market risk and is subject to change.

The Standard & Poor’s and the Loan Syndications and Trading Association’s (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded term loans.

Deutsche Strategic Income Trust	7

The default rate is the rate at which borrowers fail to remain current on their principal and interest repayments on loans.

Sovereign debt is debt that is issued by a national government.

Yield spread refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

Leveraged loans typically carry interest rates that reflect a spread above some reference rate, generally the London Interbank Offered Rate (LIBOR). Given the recent very low levels of short-term interest rates, in order to attract investors, many leveraged loans have incorporated LIBOR floors. A LIBOR floor requires that the reference rate applied to a loan meet a certain minimum regardless of actual LIBOR levels; however, the interest paid on such loans will not adjust upward until LIBOR rises above the level of the LIBOR floor.

Contribution and detraction incorporate both a security’s total return and its weighting in the fund.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

8	Deutsche Strategic Income Trust

Performance Summary	November 30, 2017 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit deutschefunds.com for the Fund’s most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 11/30/17

Deutsche Strategic Income Trust	1-Year	5-Year	10-Year
Based on Net Asset Value(a)	7.19%	4.82%	8.19%
Based on Market Price(a)	10.18%	3.97%	9.11%
JPMorgan Emerging Markets Bond Global Diversified Index(b)	9.89%	5.28%	7.48%
BofA Merrill Lynch US High Yield Master II Constrained Index(c)	9.28%	6.08%	7.96%
Morningstar Closed-End High Yield Bond Funds Category (Based on Net Asset Value)(d)	10.88%	6.83%	7.15%

‡	Total returns shown for periods less than one year are not annualized.

(a)	Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Expenses of the Fund include management fee, interest expense and other fund expenses. Total returns shown take into account these fees and expenses. The expense ratio of the Fund for the year ended November 30, 2017 was 2.51% (1.69% excluding interest expense).

(b)	The JPMorgan Emerging Markets Bond Global Diversified Index is an unmanaged, unleveraged index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.

(c)	The BofA Merrill Lynch US High Yield Master II Constrained Index tracks the performance of U.S. dollar-denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

(d)	Morningstar’s Closed-End High Yield Bond Funds category represents high-yield bond portfolios that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios generally offer higher yields than other types of portfolios, but they are also more vulnerable to economic and credit risk. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below. Morningstar figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Morningstar, Inc. as falling into the Closed-End High Yield Bond Funds category. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Morningstar category.

Deutsche Strategic Income Trust	9

Net Asset Value and Market Price
	As of 11/30/17	As of 11/30/16
Net Asset Value	$ 12.98	$ 12.60
Market Price	$ 12.41	$ 11.72
Premium (discount)	(4.39)%	(6.98)%

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Twelve Months as of 11/30/17:
Income Dividends	$ .49
November Income Dividend	$ .0440
Current Annualized Distribution Rate (Based on Net Asset Value) as of 11/30/17†	4.07%
Current Annualized Distribution Rate (Based on Market Price) as of 11/30/17†	4.25%

†	Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2017. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

10	Deutsche Strategic Income Trust

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	11/30/17	11/30/16
Corporate Bonds	70%	63%
Loan Participations and Assignments	19%	27%
Cash Equivalents	7%	4%
Government & Agency Obligations	3%	3%
Asset-Backed	1%	3%
Convertible Bonds	0%	—
Common Stocks	0%	0%
Warrants	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	11/30/17	11/30/16
Consumer Discretionary	24%	25%
Materials	15%	15%
Energy	12%	9%
Industrials	9%	11%
Telecommunication Services	8%	9%
Utilities	7%	6%
Health Care	6%	7%
Consumer Staples	5%	4%
Information Technology	4%	3%
Financials	4%	4%
Emerging-Markets Sovereign Bonds	3%	3%
Real Estate	2%	1%
Asset-Backed	1%	3%
	100%	100%

Quality (Excludes Cash Equivalents)	11/30/17	11/30/16
AA	—	0%
A	0%	—
BBB	18%	22%
BB	57%	60%
B	23%	17%
Below B	1%	1%
Not Rated	1%	0%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Deutsche Strategic Income Trust	11

Interest Rate Sensitivity	11/30/17	11/30/16
Effective Maturity	5.6 years	4.8 years
Effective Duration	3.8 years	3.8 years

Leverage (As a % of Total Assets)	11/30/17	11/30/16
	27%	27%

Effective maturity is the weighted average of the maturity date of bonds held by the fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Leverage results in additional risks and can magnify the effect of any gains or losses to greater extent than if leverage were not used.

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund’s investment portfolio, see page 13. A fact sheet is available on deutschefunds.com or upon request. Please see the Additional Information section on page 58 for contact information.

12	Deutsche Strategic Income Trust

Investment Portfolio	as of November 30, 2017

	Principal Amount ($) (a)	Value ($)
Corporate Bonds 95.1%
Consumer Discretionary 23.5%
1011778 B.C. Unlimited Liability Co.:
144A, 4.25%, 5/15/2024	140,000	140,210
144A, 4.625%, 1/15/2022	40,000	40,900
144A, 5.0%, 10/15/2025	143,000	146,486
Adient Global Holdings Ltd., 144A, 4.875%, 8/15/2026	400,000	410,248
Ally Financial, Inc.:
3.25%, 2/13/2018	265,000	265,364
4.125%, 3/30/2020	590,000	607,517
5.75%, 11/20/2025	200,000	219,248
Altice Financing SA, 144A, 7.5%, 5/15/2026	210,000	219,450
Altice U.S. Finance I Corp., 144A, 5.5%, 5/15/2026	210,000	212,625
AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	95,000	92,981
AMC Networks, Inc.:
4.75%, 8/1/2025	110,000	109,175
5.0%, 4/1/2024	265,000	268,312
American Axle & Manufacturing, Inc.:
144A, 6.25%, 4/1/2025	85,000	87,338
144A, 6.5%, 4/1/2027	70,000	72,275
Asbury Automotive Group, Inc., 6.0%, 12/15/2024	145,000	151,163
Ashton Woods U.S.A. LLC:
144A, 6.75%, 8/1/2025	170,000	170,000
144A, 6.875%, 2/15/2021	78,000	79,755
Beacon Escrow Corp., 144A, 4.875%, 11/1/2025	195,000	198,900
Boyd Gaming Corp., 6.875%, 5/15/2023	50,000	53,250
CalAtlantic Group, Inc.:
5.0%, 6/15/2027	35,000	36,225
5.25%, 6/1/2026	119,000	124,950
Carlson Travel, Inc., 144A, 9.5%, 12/15/2024	200,000	182,000
CCO Holdings LLC:
144A, 5.0%, 2/1/2028	235,000	230,300
144A, 5.125%, 5/1/2027	160,000	158,500
144A, 5.5%, 5/1/2026	385,000	394,024
144A, 5.875%, 4/1/2024	105,000	109,856
144A, 5.875%, 5/1/2027	155,000	160,812
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021	214,000	214,802
144A, 6.375%, 9/15/2020	19,000	19,261
Clear Channel Worldwide Holdings, Inc., Series A, 7.625%, 3/15/2020	20,000	19,500

The accompanying notes are an integral part of the financial statements.

Deutsche Strategic Income Trust	13

	Principal Amount ($) (a)	Value ($)
CRC Escrow Issuer LLC, 144A, 5.25%, 10/15/2025	180,000	180,225
CSC Holdings LLC, 144A, 5.5%, 4/15/2027	310,000	314,262
Cumberland Farms, Inc., 144A, 6.75%, 5/1/2025	32,000	33,840
Dana Financing Luxembourg Sarl:
144A, 5.75%, 4/15/2025	205,000	217,751
144A, 6.5%, 6/1/2026	160,000	173,600
Dana, Inc., 5.5%, 12/15/2024	55,000	58,251
DISH DBS Corp.:
5.875%, 7/15/2022	450,000	462,937
6.75%, 6/1/2021	30,000	31,950
Dollar Tree, Inc.:
5.25%, 3/1/2020	315,000	321,300
5.75%, 3/1/2023	105,000	109,856
Eldorado Resorts, Inc., 6.0%, 4/1/2025	195,000	205,296
Fiat Chrysler Automobiles NV, 4.5%, 4/15/2020	310,000	319,780
Goodyear Tire & Rubber Co.:
5.0%, 5/31/2026	130,000	134,589
5.125%, 11/15/2023	60,000	62,250
Group 1 Automotive, Inc.:
5.0%, 6/1/2022	150,000	154,688
144A, 5.25%, 12/15/2023	210,000	217,350
Hanesbrands, Inc., 144A, 4.625%, 5/15/2024	110,000	112,063
HD Supply, Inc., 144A, 5.75%, 4/15/2024	55,000	58,575
Hilton Worldwide Finance LLC, 4.625%, 4/1/2025	50,000	51,688
Hot Topic, Inc., 144A, 9.25%, 6/15/2021	20,000	14,900
KFC Holding Co., 144A, 4.75%, 6/1/2027	80,000	81,872
Lennar Corp.:
4.125%, 1/15/2022	130,000	132,925
4.75%, 11/15/2022	150,000	158,437
Lithia Motors, Inc., 144A, 5.25%, 8/1/2025	100,000	105,000
Mediacom Broadband LLC, 6.375%, 4/1/2023	155,000	160,037
NCL Corp., Ltd., 144A, 4.75%, 12/15/2021	80,000	82,800
Penn National Gaming, Inc., 144A, 5.625%, 1/15/2027	105,000	108,938
Penske Automotive Group, Inc., 5.5%, 5/15/2026	85,000	86,488
PetSmart, Inc., 144A, 5.875%, 6/1/2025	45,000	38,700
PulteGroup, Inc., 4.25%, 3/1/2021	320,000	331,872
Quebecor Media, Inc., 5.75%, 1/15/2023	80,000	85,400
Rivers Pittsburgh Borrower LP, 144A, 6.125%, 8/15/2021	25,000	25,125
Scientific Games International, Inc., 144A, 7.0%, 1/1/2022	340,000	358,700
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021	50,000	50,750
SFR Group SA:
144A, 6.0%, 5/15/2022	290,000	292,358
144A, 7.375%, 5/1/2026	315,000	317,325

The accompanying notes are an integral part of the financial statements.

14	Deutsche Strategic Income Trust

	Principal Amount ($) (a)	Value ($)
Sirius XM Radio, Inc.:
144A, 5.0%, 8/1/2027	50,000	50,563
144A, 5.375%, 7/15/2026	150,000	156,937
Staples, Inc., 144A, 8.5%, 9/15/2025	100,000	90,000
Suburban Propane Partners LP, 5.75%, 3/1/2025	45,000	44,438
Tenneco, Inc., 5.0%, 7/15/2026	110,000	112,200
Tesla, Inc., 144A, 5.3%, 8/15/2025	55,000	52,509
Toll Brothers Finance Corp., 4.875%, 11/15/2025	95,000	98,800
TRI Pointe Group, Inc., 4.875%, 7/1/2021	610,000	638,975
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023	270,000	276,750
UPC Holding BV, 144A, 5.5%, 1/15/2028	200,000	199,000
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025	305,000	309,575
Viking Cruises Ltd., 144A, 5.875%, 9/15/2027	175,000	176,969
Virgin Media Secured Finance PLC, 144A, 5.5%, 8/15/2026	200,000	208,840
WMG Acquisition Corp., 144A, 5.0%, 8/1/2023	45,000	46,575

		13,309,436

Consumer Staples 3.3%
Aramark Services, Inc.:
4.75%, 6/1/2026	305,000	316,056
5.125%, 1/15/2024	60,000	63,300
B&G Foods, Inc., 5.25%, 4/1/2025	310,000	316,944
Chobani LLC, 144A, 7.5%, 4/15/2025	25,000	27,188
Cott Beverages, Inc., 5.375%, 7/1/2022	145,000	150,800
JBS Investments GmbH, 144A, 7.25%, 4/3/2024	200,000	199,000
JBS U.S.A. LUX SA:
144A, 5.75%, 6/15/2025	60,000	58,575
144A, 7.25%, 6/1/2021	205,000	209,485
144A, 8.25%, 2/1/2020	65,000	65,406
Pilgrim’s Pride Corp.:
144A, 5.75%, 3/15/2025	40,000	41,980
144A, 5.875%, 9/30/2027	115,000	120,031
Post Holdings, Inc.:
144A, 5.5%, 3/1/2025	60,000	62,325
144A, 5.625%, 1/15/2028 (b)	30,000	30,225
144A, 5.75%, 3/1/2027	75,000	76,523
Simmons Foods, Inc., 144A, 5.75%, 11/1/2024	130,000	128,986

		1,866,824

Energy 15.4%
Andeavor:
144A, 4.75%, 12/15/2023	50,000	53,467
144A, 5.125%, 12/15/2026	125,000	136,423

The accompanying notes are an integral part of the financial statements.

Deutsche Strategic Income Trust	15

	Principal Amount ($) (a)	Value ($)
Andeavor Logistics LP, 6.125%, 10/15/2021	30,000	30,919
Antero Midstream Partners LP, 5.375%, 9/15/2024	70,000	72,275
Antero Resources Corp.:
5.375%, 11/1/2021	85,000	87,125
5.625%, 6/1/2023	60,000	62,550
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022	65,000	67,438
Carrizo Oil & Gas, Inc.:
6.25%, 4/15/2023	40,000	40,950
8.25%, 7/15/2025	70,000	75,950
Cheniere Corpus Christi Holdings LLC:
144A, 5.125%, 6/30/2027	105,000	108,281
5.875%, 3/31/2025	105,000	113,794
7.0%, 6/30/2024	100,000	113,500
Cheniere Energy Partners LP, 144A, 5.25%, 10/1/2025	115,000	118,019
Chesapeake Energy Corp.:
144A, 8.0%, 1/15/2025	300,000	298,500
144A, 8.0%, 6/15/2027	115,000	110,147
Continental Resources, Inc.:
4.5%, 4/15/2023	165,000	168,300
5.0%, 9/15/2022	580,000	590,875
Crestwood Midstream Partners LP:
5.75%, 4/1/2025	80,000	82,400
6.25%, 4/1/2023	40,000	41,400
CrownRock LP, 144A, 5.625%, 10/15/2025	125,000	125,625
DCP Midstream Operating LP, 2.7%, 4/1/2019	200,000	198,750
Diamondback Energy, Inc., 4.75%, 11/1/2024	70,000	70,788
Endeavor Energy Resources LP:
144A, 5.5%, 1/30/2026 (b)	30,000	30,375
144A, 5.75%, 1/30/2028 (b)	30,000	30,338
Energy Transfer Equity LP, 7.5%, 10/15/2020	500,000	555,000
Extraction Oil & Gas, Inc., 144A, 7.375%, 5/15/2024	50,000	53,250
Genesis Energy LP, 6.5%, 10/1/2025	225,000	231,187
Gulfport Energy Corp.:
6.0%, 10/15/2024	35,000	35,131
6.375%, 5/15/2025	70,000	70,525
144A, 6.375%, 1/15/2026	115,000	115,575
6.625%, 5/1/2023	30,000	30,675
Hess Infrastructure Partners LP, 144A, 5.625%, 2/15/2026	110,000	112,887
Hilcorp Energy I LP, 144A, 5.75%, 10/1/2025	110,000	113,333
Holly Energy Partners LP, 144A, 6.0%, 8/1/2024	110,000	114,675
Jonah Energy LLC, 144A, 7.25%, 10/15/2025	70,000	70,700
Laredo Petroleum, Inc., 6.25%, 3/15/2023	90,000	92,475
MEG Energy Corp.:
144A, 6.375%, 1/30/2023	150,000	137,437
144A, 6.5%, 1/15/2025	149,000	146,020

The accompanying notes are an integral part of the financial statements.

16	Deutsche Strategic Income Trust

	Principal Amount ($) (a)	Value ($)
Murphy Oil Corp., 5.75%, 8/15/2025	160,000	165,200
Murphy Oil U.S.A., Inc., 5.625%, 5/1/2027	45,000	47,194
Nabors Industries, Inc., 5.5%, 1/15/2023	50,000	48,375
Newfield Exploration Co., 5.375%, 1/1/2026	25,000	26,625
NGPL PipeCo LLC, 144A, 4.875%, 8/15/2027	105,000	109,008
NuStar Logistics LP, 5.625%, 4/28/2027	157,000	158,570
Oasis Petroleum, Inc., 6.875%, 1/15/2023	10,000	10,188
Parsley Energy LLC:
144A, 5.25%, 8/15/2025	35,000	35,175
144A, 5.375%, 1/15/2025	55,000	55,688
144A, 5.625%, 10/15/2027	95,000	97,078
PDC Energy, Inc., 6.125%, 9/15/2024	60,000	62,663
Peabody Energy Corp.:
144A, 6.0%, 3/31/2022	15,000	15,431
144A, 6.375%, 3/31/2025	110,000	113,162
Petrobras Global Finance BV, 6.125%, 1/17/2022	110,000	117,150
Precision Drilling Corp., 144A, 7.125%, 1/15/2026	95,000	95,713
QEP Resources, Inc., 5.625%, 3/1/2026	75,000	76,116
Range Resources Corp.:
4.875%, 5/15/2025	165,000	160,875
5.0%, 8/15/2022	100,000	99,625
5.875%, 7/1/2022	65,000	66,788
Ras Laffan Liquefied Natural Gas Co., Ltd. II, 144A, 5.298%, 9/30/2020	81,425	84,071
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021	260,000	279,557
5.625%, 4/15/2023	150,000	165,044
5.875%, 6/30/2026	155,000	173,868
Seven Generations Energy Ltd., 144A, 5.375%, 9/30/2025	50,000	50,250
Southwestern Energy Co., 7.75%, 10/1/2027	80,000	85,600
Summit Midstream Holdings LLC, 5.75%, 4/15/2025	40,000	40,100
Sunoco LP:
5.5%, 8/1/2020	50,000	51,400
6.25%, 4/15/2021	250,000	259,375
6.375%, 4/1/2023	45,000	47,531
Targa Resources Partners LP:
144A, 5.0%, 1/15/2028	160,000	158,800
5.375%, 2/1/2027	170,000	174,250
TerraForm Power Operating LLC, 144A, 5.0%, 1/31/2028 (b)	100,000	100,375
Trinidad Drilling Ltd., 144A, 6.625%, 2/15/2025	35,000	33,425
Weatherford International Ltd.:
4.5%, 4/15/2022	105,000	94,500
9.875%, 2/15/2024	170,000	178,287

The accompanying notes are an integral part of the financial statements.

Deutsche Strategic Income Trust	17

	Principal Amount ($) (a)	Value ($)
Whiting Petroleum Corp.:
5.75%, 3/15/2021	95,000	95,475
6.25%, 4/1/2023	70,000	70,000
Wildhorse Resource Development Corp., 6.875%, 2/1/2025	35,000	35,704
WPX Energy, Inc.:
6.0%, 1/15/2022	150,000	154,500
7.5%, 8/1/2020	101,000	109,585

		8,709,380

Financials 4.1%
AerCap Ireland Capital DAC:
3.95%, 2/1/2022	200,000	206,567
4.625%, 10/30/2020	670,000	704,620
Aircastle Ltd., 4.125%, 5/1/2024	155,000	158,463
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017	95,000	95,000
CIT Group, Inc.:
3.875%, 2/19/2019	415,000	421,474
5.0%, 8/15/2022	400,000	427,500
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022	250,000	265,938
Tempo Acquisition LLC, 144A, 6.75%, 6/1/2025	45,000	45,281

		2,324,843

Health Care 5.3%
Avantor, Inc., 144A, 6.0%, 10/1/2024	35,000	35,022
Catalent Pharma Solutions, Inc., 144A, 4.875%, 1/15/2026	25,000	25,313
DaVita, Inc.:
5.0%, 5/1/2025	80,000	80,024
5.125%, 7/15/2024	75,000	76,312
Endo Finance LLC, 144A, 5.375%, 1/15/2023	80,000	62,400
Fresenius Medical Care U.S. Finance II, Inc., 144A, 6.5%, 9/15/2018	45,000	46,460
HCA, Inc.:
4.5%, 2/15/2027	150,000	152,100
4.75%, 5/1/2023	300,000	313,125
5.25%, 6/15/2026	170,000	180,519
6.5%, 2/15/2020	340,000	365,075
Hologic, Inc., 144A, 5.25%, 7/15/2022	30,000	31,313
LifePoint Health, Inc.:
5.375%, 5/1/2024	120,000	117,600
5.5%, 12/1/2021	105,000	106,181
5.875%, 12/1/2023	85,000	86,487
Mallinckrodt International Finance SA, 144A, 5.625%, 10/15/2023	50,000	43,875
Teleflex, Inc., 4.625%, 11/15/2027	50,000	51,188

The accompanying notes are an integral part of the financial statements.

18	Deutsche Strategic Income Trust

	Principal Amount ($) (a)	Value ($)
Tenet Healthcare Corp., 144A, 5.125%, 5/1/2025	70,000	67,375
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020	110,000	108,900
144A, 5.5%, 11/1/2025	145,000	146,827
144A, 5.875%, 5/15/2023	105,000	91,854
144A, 6.125%, 4/15/2025	155,000	132,912
144A, 6.5%, 3/15/2022	70,000	73,500
144A, 7.0%, 3/15/2024	165,000	176,756
144A, 7.5%, 7/15/2021	385,000	380,187
West Street Merger Sub, Inc., 144A, 6.375%, 9/1/2025	55,000	55,413

		3,006,718

Industrials 8.7%
ADT Corp.:
3.5%, 7/15/2022	55,000	54,794
5.25%, 3/15/2020	90,000	94,500
6.25%, 10/15/2021	155,000	170,500
Air Lease Corp., 4.75%, 3/1/2020	1,110,000	1,165,159
Bombardier, Inc.:
144A, 5.75%, 3/15/2022	130,000	128,050
144A, 6.0%, 10/15/2022	95,000	92,981
Booz Allen Hamilton, Inc., 144A, 5.125%, 5/1/2025	20,000	20,100
Brand Industrial Services, Inc., 144A, 8.5%, 7/15/2025	75,000	79,522
CNH Industrial Capital LLC, 3.875%, 7/16/2018	60,000	60,600
Covanta Holding Corp.:
5.875%, 3/1/2024	85,000	85,850
5.875%, 7/1/2025	55,000	55,000
DAE Funding LLC:
144A, 4.5%, 8/1/2022	7,000	6,965
144A, 5.0%, 8/1/2024	17,000	17,000
DR Horton, Inc., 4.0%, 2/15/2020	30,000	30,882
FTI Consulting, Inc., 6.0%, 11/15/2022	80,000	82,700
GFL Environmental, Inc., 144A, 5.625%, 5/1/2022	55,000	56,650
Huntington Ingalls Industries, Inc.:
144A, 5.0%, 12/15/2021	120,000	123,120
144A, 5.0%, 11/15/2025	60,000	64,575
Koppers, Inc., 144A, 6.0%, 2/15/2025	135,000	144,997
Masonite International Corp., 144A, 5.625%, 3/15/2023	80,000	83,724
Moog, Inc., 144A, 5.25%, 12/1/2022	50,000	51,938
Novelis Corp.:
144A, 5.875%, 9/30/2026	85,000	88,081
144A, 6.25%, 8/15/2024	85,000	89,462
Oshkosh Corp.:
5.375%, 3/1/2022	60,000	62,175
5.375%, 3/1/2025	240,000	255,000

The accompanying notes are an integral part of the financial statements.

Deutsche Strategic Income Trust	19

	Principal Amount ($) (a)	Value ($)
Park Aerospace Holdings Ltd.:
144A, 4.5%, 3/15/2023	80,000	77,600
144A, 5.25%, 8/15/2022	175,000	178,937
144A, 5.5%, 2/15/2024	165,000	168,919
Ply Gem Industries, Inc., 6.5%, 2/1/2022	145,000	150,244
Prime Security Services Borrower LLC, 144A, 9.25%, 5/15/2023	10,000	11,038
RBS Global and Rexnord LLC, 144A, 4.875%, 12/15/2025 (b)	55,000	55,000
Ritchie Bros Auctioneers, Inc., 144A, 5.375%, 1/15/2025	60,000	62,700
Spirit AeroSystems, Inc., 5.25%, 3/15/2022	105,000	108,559
Summit Materials LLC:
144A, 5.125%, 6/1/2025	20,000	20,400
6.125%, 7/15/2023	100,000	104,530
8.5%, 4/15/2022	45,000	50,006
Tennant Co., 144A, 5.625%, 5/1/2025	20,000	20,800
The Brink’s Co., 144A, 4.625%, 10/15/2027	120,000	119,040
United Rentals North America, Inc.:
4.875%, 1/15/2028	215,000	217,419
5.5%, 5/15/2027	78,000	82,680
5.875%, 9/15/2026	55,000	59,194
WESCO Distribution, Inc., 5.375%, 6/15/2024	80,000	82,600
Wrangler Buyer Corp., 144A, 6.0%, 10/1/2025	55,000	55,825
ZF North America Capital, Inc., 144A, 4.0%, 4/29/2020	150,000	155,437

		4,945,253

Information Technology 4.1%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020	35,000	35,700
Cardtronics, Inc.:
5.125%, 8/1/2022	50,000	48,875
144A, 5.5%, 5/1/2025	105,000	96,337
Change Healthcare Holdings LLC, 144A, 5.75%, 3/1/2025	135,000	136,687
Dell International LLC:
144A, 4.42%, 6/15/2021	195,000	203,595
144A, 5.875%, 6/15/2021	65,000	67,600
EMC Corp., 1.875%, 6/1/2018	300,000	299,082
Entegris, Inc., 144A, 4.625%, 2/10/2026	50,000	50,938
First Data Corp., 144A, 7.0%, 12/1/2023	100,000	106,000
j2 Cloud Services LLC, 144A, 6.0%, 7/15/2025	85,000	88,400
Jabil, Inc., 5.625%, 12/15/2020	105,000	112,087
Match Group, Inc.:
144A, 5.0%, 12/15/2027 (b)	75,000	75,562
6.375%, 6/1/2024	50,000	53,938
NCR Corp.:
5.875%, 12/15/2021	20,000	20,558
6.375%, 12/15/2023	50,000	52,688

The accompanying notes are an integral part of the financial statements.

20	Deutsche Strategic Income Trust

	Principal Amount ($) (a)	Value ($)
Netflix, Inc., 5.875%, 2/15/2025	150,000	160,500
Nielsen Co. Luxembourg SARL, 144A, 5.0%, 2/1/2025	100,000	104,000
NXP BV, 144A, 4.125%, 6/1/2021	200,000	205,624
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023	45,000	42,356
Symantec Corp., 144A, 5.0%, 4/15/2025	100,000	104,950
TTM Technologies, Inc., 144A, 5.625%, 10/1/2025	120,000	123,150
Western Digital Corp.:
144A, 7.375%, 4/1/2023	45,000	48,938
10.5%, 4/1/2024	75,000	87,112

		2,324,677

Materials 15.1%
AK Steel Corp.:
6.375%, 10/15/2025	65,000	63,213
7.0%, 3/15/2027	415,000	410,850
7.5%, 7/15/2023	300,000	325,500
Anglo American Capital PLC, 144A, 4.125%, 9/27/2022	200,000	206,516
Ardagh Packaging Finance PLC:
144A, 6.0%, 2/15/2025	200,000	212,520
144A, 7.25%, 5/15/2024	200,000	219,000
Ball Corp., 4.375%, 12/15/2020	45,000	46,800
Berry Global, Inc., 5.5%, 5/15/2022	160,000	165,800
BWAY Holding Co., 144A, 5.5%, 4/15/2024	235,000	244,987
Cascades, Inc., 144A, 5.5%, 7/15/2022	55,000	56,719
Chemours Co.:
5.375%, 5/15/2027	145,000	151,162
6.625%, 5/15/2023	60,000	63,450
7.0%, 5/15/2025	25,000	27,344
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025	55,000	55,275
Constellium NV:
144A, 5.875%, 2/15/2026	250,000	259,087
144A, 6.625%, 3/1/2025	250,000	265,625
Cornerstone Chemical Co., 144A, 6.75%, 8/15/2024	90,000	89,100
FMG Resources (August 2006) Pty Ltd., 144A, 5.125%, 5/15/2024	70,000	71,750
Freeport-McMoRan, Inc.:
2.375%, 3/15/2018	495,000	494,381
3.55%, 3/1/2022	150,000	147,937
3.875%, 3/15/2023	100,000	98,860
5.4%, 11/14/2034	110,000	106,975
Greif, Inc., 7.75%, 8/1/2019	230,000	247,250
Hexion, Inc.:
6.625%, 4/15/2020	50,000	44,125
144A, 10.375%, 2/1/2022	25,000	23,008

The accompanying notes are an integral part of the financial statements.

Deutsche Strategic Income Trust	21

	Principal Amount ($) (a)	Value ($)
Hudbay Minerals, Inc.:
144A, 7.25%, 1/15/2023	120,000	128,250
144A, 7.625%, 1/15/2025	30,000	33,113
Huntsman International LLC, 5.125%, 11/15/2022	250,000	269,375
Kaiser Aluminum Corp., 5.875%, 5/15/2024	80,000	85,800
Mercer International, Inc., 6.5%, 2/1/2024	70,000	73,937
Multi-Color Corp., 144A, 4.875%, 11/1/2025	25,000	25,188
NOVA Chemicals Corp.:
144A, 4.875%, 6/1/2024	250,000	253,125
144A, 5.25%, 6/1/2027	165,000	166,650
Plastipak Holdings, Inc., 144A, 6.25%, 10/15/2025	110,000	111,925
Platform Specialty Products Corp., 144A, 5.875%, 12/1/2025	20,000	20,150
Reynolds Group Issuer, Inc.:
144A, 5.125%, 7/15/2023	175,000	181,562
5.75%, 10/15/2020	920,000	935,525
6.875%, 2/15/2021	132,868	135,608
144A, 7.0%, 7/15/2024	20,000	21,459
Sealed Air Corp., 144A, 5.125%, 12/1/2024	15,000	16,088
Teck Resources Ltd.:
3.75%, 2/1/2023	250,000	252,500
4.75%, 1/15/2022	500,000	525,000
5.4%, 2/1/2043	150,000	150,750
144A, 8.5%, 6/1/2024	30,000	34,050
Tronox Finance PLC, 144A, 5.75%, 10/1/2025	75,000	78,000
United States Steel Corp.:
6.875%, 8/15/2025	185,000	191,438
144A, 8.375%, 7/1/2021	185,000	202,112
Volcan Cia Minera SAA, 144A, 5.375%, 2/2/2022	420,000	444,675
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021	30,000	31,763
144A, 5.625%, 10/1/2024	15,000	16,200

		8,481,477

Real Estate 3.1%
CyrusOne LP,
144A, (REIT), 5.0%, 3/15/2024	140,000	145,600
144A, (REIT), 5.375%, 3/15/2027	90,000	94,275
Equinix, Inc.:
(REIT), 5.375%, 1/1/2022	70,000	72,887
(REIT), 5.375%, 4/1/2023	265,000	273,162
(REIT), 5.375%, 5/15/2027	210,000	227,199
(REIT), 5.875%, 1/15/2026	50,000	54,250

The accompanying notes are an integral part of the financial statements.

22	Deutsche Strategic Income Trust

	Principal Amount ($) (a)	Value ($)
Howard Hughes Corp., 144A, 5.375%, 3/15/2025	260,000	267,150
Iron Mountain, Inc.:
144A, (REIT), 4.375%, 6/1/2021	60,000	61,621
144A, (REIT), 4.875%, 9/15/2027	35,000	35,788
MGM Growth Properties Operating Partnership LP, 144A, (REIT), 4.5%, 1/15/2028	80,000	79,500
MPT Operating Partnership LP:
(REIT), 5.0%, 10/15/2027	110,000	114,675
(REIT), 5.25%, 8/1/2026	20,000	21,075
(REIT), 6.375%, 3/1/2024	105,000	113,400
VEREIT Operating Partnership LP:
(REIT), 4.125%, 6/1/2021	125,000	129,955
(REIT), 4.875%, 6/1/2026	50,000	53,347

		1,743,884

Telecommunication Services 9.4%
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020	40,000	40,100
Series T, 5.8%, 3/15/2022	150,000	143,438
Series S, 6.45%, 6/15/2021	165,000	164,175
Series W, 6.75%, 12/1/2023	185,000	178,238
Series Y, 7.5%, 4/1/2024	165,000	160,875
CommScope Technologies LLC, 144A, 5.0%, 3/15/2027	70,000	70,000
CommScope, Inc., 144A, 5.0%, 6/15/2021	95,000	97,363
Frontier Communications Corp.:
6.25%, 9/15/2021	45,000	33,300
7.125%, 1/15/2023	235,000	164,500
8.5%, 4/15/2020	35,000	32,003
10.5%, 9/15/2022	220,000	174,350
Hughes Satellite Systems Corp., 7.625%, 6/15/2021	90,000	99,563
Intelsat Jackson Holdings SA, 144A, 8.0%, 2/15/2024	186,000	196,695
Level 3 Financing, Inc.:
5.375%, 8/15/2022	215,000	216,612
5.375%, 1/15/2024	60,000	60,150
6.125%, 1/15/2021	60,000	61,050
Millicom International Cellular SA, 144A, 6.0%, 3/15/2025	200,000	208,000
Sprint Capital Corp., 8.75%, 3/15/2032	80,000	92,600
Sprint Communications, Inc.:
144A, 7.0%, 3/1/2020	85,000	91,056
7.0%, 8/15/2020	500,000	533,750
Sprint Corp.:
7.125%, 6/15/2024	440,000	457,877
7.25%, 9/15/2021	500,000	532,500

The accompanying notes are an integral part of the financial statements.

Deutsche Strategic Income Trust	23

	Principal Amount ($) (a)	Value ($)
T-Mobile U.S.A., Inc.:
6.0%, 4/15/2024	181,000	192,765
6.125%, 1/15/2022	40,000	41,400
6.375%, 3/1/2025	151,000	162,091
6.5%, 1/15/2026	5,000	5,469
Telesat Canada, 144A, 8.875%, 11/15/2024	80,000	89,400
ViaSat, Inc., 144A, 5.625%, 9/15/2025	40,000	40,450
Wind Tre SpA, 144A, 5.0%, 1/20/2026	205,000	196,370
Zayo Group LLC:
144A, 5.75%, 1/15/2027	390,000	401,700
6.0%, 4/1/2023	205,000	213,328
6.375%, 5/15/2025	139,000	147,514

		5,298,682

Utilities 3.1%
AmeriGas Partners LP:
5.5%, 5/20/2025	160,000	162,200
5.75%, 5/20/2027	145,000	146,450
Calpine Corp., 5.75%, 1/15/2025	55,000	52,938
Dynegy, Inc.:
7.375%, 11/1/2022	100,000	106,875
7.625%, 11/1/2024	140,000	152,425
144A, 8.125%, 1/30/2026	65,000	72,312
NextEra Energy Operating Partners LP, 144A, 4.5%, 9/15/2027	85,000	85,000
NGL Energy Partners LP, 5.125%, 7/15/2019	70,000	70,700
NRG Energy, Inc.:
144A, 5.75%, 1/15/2028 (b)	170,000	171,912
6.25%, 7/15/2022	500,000	520,625
6.625%, 1/15/2027	45,000	48,488
7.25%, 5/15/2026	160,000	175,600

		1,765,525
Total Corporate Bonds (Cost $52,440,133)		53,776,699

Asset-Backed 1.5%
Miscellaneous
Apidos CLO XXI, “C”, Series 2015-21A, 144A, 3-month USD-LIBOR + 3.550%, 4.904%**, 7/18/2027	375,000	378,627
Cumberland Park CLO Ltd., “D”, Series 2015-2A, 144A, 3-month USD-LIBOR + 3.400%, 4.763%**, 7/20/2026	500,000	501,921

Total Asset-Backed (Cost $845,277)		880,548

The accompanying notes are an integral part of the financial statements.

24	Deutsche Strategic Income Trust

	Principal Amount ($) (a)		Value ($)
Government & Agency Obligations 4.5%
Other Government Related (c) 0.9%
Southern Gas Corridor CJSC, 144A, 6.875%, 3/24/2026		200,000	226,074
VTB Bank OJSC, 144A, 6.315%, 2/22/2018		265,000	267,120

			493,194

Sovereign Bonds 3.6%
Dominican Republic, 144A, 6.875%, 1/29/2026		100,000	114,231
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023		250,000	253,100
Perusahaan Penerbit SBSN, 144A, 4.325%, 5/28/2025		200,000	209,060
Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS	481	210
Republic of Hungary, Series 19/A, 6.5%, 6/24/2019	HUF	11,600,000	48,481
Republic of Panama, 9.375%, 1/16/2023		665,000	851,200
Republic of Sri Lanka:
144A, 5.125%, 4/11/2019		200,000	203,964
144A, 5.75%, 1/18/2022		365,000	382,225

			2,062,471
Total Government & Agency Obligations (Cost $2,479,662)			2,555,665

Loan Participations and Assignments 26.3%
Senior Loans***
Consumer Discretionary 7.6%
1011778 B.C. Unlimited Liability Co., Term Loan B3:
3-month USD-LIBOR + 2.250%, 3.583%, 2/16/2024		165,498	165,619
1-month USD-LIBOR + 2.250%, 3.6%, 2/16/2024		258,498	258,687
Altice U.S. Finance I Corp., Term Loan, 1-month USD-LIBOR + 2.250%, 3.6%, 7/28/2025		405,276	403,164
Atlantic Broadband Finance LLC, Term Loan B:
1-month USD-LIBOR + 2.500%, 3.85%, 11/30/2019		2,791	2,797
3-month USD-LIBOR + 2.500%, 3.85%, 11/30/2019		964,784	966,897
Hilton Worldwide Finance LLC, Term Loan B2, 1-month USD-LIBOR + 2.000%, 3.328%, 10/25/2023		868,502	873,848
Quebecor Media, Inc., Term Loan B1, 3-month USD-LIBOR + 2.250%, 3.663%, 8/17/2020		921,625	924,505
Visteon Corp., Term Loan, 3-month USD-LIBOR + 2.000%, 3.413%, 3/24/2024		700,000	704,960

			4,300,477
Consumer Staples 2.4%
Albertson’s LLC, Term Loan B6, 3-month USD-LIBOR + 3.000%, 4.462%, 6/22/2023		328,714	320,261

The accompanying notes are an integral part of the financial statements.

Deutsche Strategic Income Trust	25

	Principal Amount ($) (a)	Value ($)
Pinnacle Foods Finance LLC, Term Loan B, 1-month USD-LIBOR + 2.000%, 3.243%, 2/2/2024	1,037,163	1,044,402

		1,364,663
Energy 0.1%
MEG Energy Corp., Term Loan B, 3-month USD-LIBOR + 3.500%, 4.833%, 12/31/2023	39,999	40,074
Health Care 2.5%
Community Health Systems, Inc.:
Term Loan G, 3-month USD-LIBOR + 2.750%, 4.229%, 12/31/2019	50,637	49,373
Term Loan H, 3-month USD-LIBOR + 3.000%, 4.479%, 1/27/2021	88,194	84,611
DaVita HealthCare Partners, Inc., Term Loan B, 1-month USD-LIBOR + 2.750%, 4.1%, 6/24/2021	1,099,080	1,111,450
Valeant Pharmaceuticals International, Inc., Term Loan B, 1-month USD-LIBOR + 3.500%, 4.75%, 4/1/2022	195,092	198,067

		1,443,501
Industrials 2.6%
Ply Gem Industries, Inc., Term Loan, 3-month USD-LIBOR + 3.000%, 4.333%, 2/1/2021	500,498	504,772
Sabre GLBL, Inc., Term Loan B, 1-month USD-LIBOR + 2.250%, 3.6%, 2/22/2024	490,187	492,841
TransDigm, Inc., Term Loan F:
1-week USD-LIBOR + 3.000%, 4.242%, 6/9/2023	302,220	302,723
3-month USD-LIBOR + 3.000%, 4.333%, 6/9/2023	162,745	163,016

		1,463,352
Information Technology 1.0%
First Data Corp., Term Loan, 1-month USD-LIBOR + 2.250%, 3.563%, 4/26/2024	570,717	571,431
Materials 3.7%
American Rock Salt Co., LLC, First Lien Term Loan:
3-month USD-LIBOR + 3.750%, 5.1%, 5/20/2021	1,875	1,878
1-month USD-LIBOR + 3.750%, 5.229%, 5/20/2021	718,193	719,202
Berry Plastics Group, Inc.:
Term Loan K, 1-month USD-LIBOR + 2.250%, 3.496%, 2/8/2020	483,351	484,560
Term Loan L, 1-month USD-LIBOR + 2.250%, 3.496%, 1/6/2021	304,001	304,728
MacDermid, Inc., Term Loan B6, 1-month USD-LIBOR + 3.000%, 4.35%, 6/7/2023	422,889	425,707
PolyOne Corp., Term Loan B3, 1-month USD-LIBOR + 2.000%, 3.264%, 11/11/2022	162,114	163,262

		2,099,337
Telecommunication Services 1.2%
Level 3 Financing, Inc., Term Loan B, 3-month USD-LIBOR + 2.250%, 3.696%, 2/22/2024	665,000	665,259

The accompanying notes are an integral part of the financial statements.

26	Deutsche Strategic Income Trust

	Principal Amount ($) (a)	Value ($)
Utilities 5.2%
Calpine Corp., Term Loan B5, 3-month USD-LIBOR + 2.750%, 4.09%, 1/15/2024	1,813,263	1,817,234
NRG Energy, Inc., Term Loan B, 3-month USD-LIBOR + 2.250%, 3.583%, 6/30/2023	1,097,178	1,099,674

		2,916,908
Total Loan Participations and Assignments (Cost $14,821,431)		14,865,002

Convertible Bond 0.3%
Materials
GEO Specialty Chemicals, Inc., 3-month USD-LIBOR + 14.0% PIK, 10/18/2025** (d) (Cost $125,662)	125,171	161,686

	Shares	Value ($)
Common Stocks 0.0%
Industrials 0.0%
Quad Graphics, Inc.	31	698

Materials 0.0%
GEO Specialty Chemicals, Inc.* (d)	11,502	3,967

Total Common Stocks (Cost $19,550)		4,665

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (d) (Cost $20,981)	95	3,834

Cash Equivalents 9.1%
Deutsche Central Cash Management Government Fund, 1.12% (e) (Cost $5,138,031)	5,138,031	5,138,031

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $75,890,727)	136.8	77,386,130
Notes Payable	(37.1)	(21,000,000)
Other Assets and Liabilities, Net	0.3	186,114

Net Assets	100.0	56,572,244

*	Non-income producing security.

**	Variable or floating rate security. These securities are shown at their current rate as of November 30, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Senior loans in the Fund’s portfolio generally are subject to mandatory and/or optional payment. As a result, the actual remaining maturity of senior loans in the Fund’s portfolio may be substantially less than the stated maturities shown in this report. Senior loans pay interest at a rate which varies based on a published reference rate and spread and are shown at their current rate as of November 30, 2017.

The accompanying notes are an integral part of the financial statements.

Deutsche Strategic Income Trust	27

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)	When-issued security.

(c)	Government-backed debt issued by financial companies or government sponsored enterprises.
(d)	Investment was valued using significant unobservable inputs.

(e)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CJSC: Closed Joint Stock Company

CLO: Collateralized Loan Obligation

JSC: Joint Stock Company

LIBOR: London Interbank Offered Rate

OJSC: Open Joint Stock Company

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

Currency Abbreviations
ARS Argentine Peso	HUF Hungarian Forint

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (f)
Corporate Bonds	$—	$53,776,699	$—	$53,776,699
Asset-Backed	—	880,548	—	880,548
Government & Agency Obligations	—	2,555,665	—	2,555,665
Loan Participations and Assignments	—	14,865,002	—	14,865,002
Convertible Bond	—	—	161,686	161,686
Common Stocks	698	—	3,967	4,665
Warrant	—	—	3,834	3,834
Short-Term Investments (f)	5,138,031	—	—	5,138,031
Total	$5,138,729	$72,077,914	$169,487	$77,386,130

There have been no transfers between fair value measurement levels during the year ended November 30, 2017.

(f)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

28	Deutsche Strategic Income Trust

Statement of Assets and Liabilities

as of November 30, 2017

Assets
Investments in non-affiliated securities, at value (cost $70,752,696)	$72,248,099
Investment in Deutsche Central Cash Management Government Fund (cost $5,138,031)	5,138,031
Cash	20,000
Foreign currency, at value (cost $19,474)	19,458
Receivable for investments sold	64,668
Receivable for investments sold — when issued securities	96,098
Interest receivable	850,375
Foreign taxes recoverable	331
Other assets	3,246
Total assets	78,440,306

Liabilities
Payable for investments purchased — when issued securities	584,270
Notes payable	21,000,000
Interest on notes payable	59,690
Accrued management fee	40,803
Accrued Trustees’ fees	4,593
Other accrued expenses and payables	178,706
Total liabilities	21,868,062
Net assets, at value	$56,572,244

Net Assets Consist of
Undistributed net investment income	373,497
Net unrealized appreciation (depreciation) on:
Investments	1,495,403
Foreign currency	(2)
Accumulated net realized gain (loss)	(4,517,593)
Paid-in capital	59,220,939
Net assets, at value	$56,572,244

Net Asset Value
Net Asset Value, per share ($56,572,244 ÷ 4,358,304 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.98

The accompanying notes are an integral part of the financial statements.

Deutsche Strategic Income Trust	29

Statement of Operations

for the year ended November 30, 2017

Investment Income
Income:
Interest	$3,793,883
Dividends	38
Income distributions — Deutsche Central Cash Management Government Fund	26,994
Total income	3,820,915
Expenses:
Management fee	478,679
Services to shareholders	2,472
Custodian fee	38,443
Professional fees	276,216
Reports to shareholders	61,454
Trustees’ fees and expenses	12,851
Interest expenses	462,101
Stock Exchange listing fees	25,463
Other	57,638
Total expenses	1,415,317
Net investment income	2,405,598

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	548,402
Foreign currency	(306)
548,096
Change in net unrealized appreciation (depreciation):
Investments	831,721
Foreign currency	1,549
833,270
Net gain (loss)	1,381,366
Net increase (decrease) in net assets resulting from operations	$3,786,964

The accompanying notes are an integral part of the financial statements.

30	Deutsche Strategic Income Trust

Statement of Cash Flows

for the year ended November 30, 2017

Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$3,786,964
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) in operating activities:
Purchases of long-term investments	(31,783,822)
Net purchases, sales and maturities of short-term investments	(2,384,244)
Net amortization of premium/(accretion of discount)	(8,603)
Proceeds from sales and maturities of short-term investments	33,086,727
(Increase) decrease in interest receivable	(12,977)
(Increase) decrease in dividends receivable	9
(Increase) decrease in other assets	(93)
(Increase) decrease in receivable for investments sold	790,166
(Increase) decrease in receivable for investments sold — when issued	(65,873)
Increase (decrease) in interest on notes payable	51,032
Increase (decrease) in payable for investments purchased	(582,007)
Increase (decrease) in payable for investments purchased — when issued securities	144,270
Increase (decrease) in other accrued expenses and payables	11,179
Change in unrealized (appreciation) depreciation on investments	(831,721)
Net realized (gain) loss from investments	(548,402)
Cash provided (used) by operating activities	1,652,605

Cash Flows from Financing Activities
Net increase (decrease) in notes payable	500,000
Distributions paid (net of reinvestment of distributions)	(2,144,286)
Cash provided (used) by financing activities	(1,644,286)
Increase (decrease) in cash	8,319
Cash at beginning of period (including foreign currency)	31,139
Cash at end of period (including foreign currency)	$39,458

Supplemental Disclosure
Interest paid on notes	$(411,069)

The accompanying notes are an integral part of the financial statements.

Deutsche Strategic Income Trust	31

Statements of Changes in Net Assets

	Years Ended November 30,

Increase (Decrease) in Net Assets	2017	2016
Operations:
Net investment income	$2,405,598	$2,710,244
Net realized gain (loss)	548,096	(1,414,255)
Change in net unrealized appreciation (depreciation)	833,270	2,438,803
Net increase (decrease) in net assets resulting from operations	3,786,964	3,734,792
Distributions to shareholders from:
Net investment income	(2,144,286)	(2,795,943)
Return of capital	—	(40,937)
Total distributions	(2,144,286)	(2,836,880)
Fund share transactions:
Cost of shares repurchased	—	(596,297)
Increase (decrease) in net assets	1,642,678	301,615
Net assets at beginning of period	54,929,566	54,627,951
Net assets at end of period (including undistributed net investment income of $373,497 and $0, respectively)	$56,572,244	$54,929,566

Other Information
Shares outstanding at beginning of period	4,358,304	4,415,736
Shares repurchased	—	(57,432)
Shares outstanding at end of period	4,358,304	4,358,304

The accompanying notes are an integral part of the financial statements.

32	Deutsche Strategic Income Trust

Financial Highlights

	Years Ended November 30,
	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$12.60	$12.37	$13.71	$14.00	$14.32
Income (loss) from investment operations:
Net investment income[a]	.55	.62	.69	.83	.92
Net realized and unrealized gain (loss)	.32	.24	(1.11)	(.23)	(.14)
Total from investment operations	.87	.86	(.42)	.60	.78
Less distributions from:
Net investment income	(.49)	(.64)	(.74)	(.96)	(1.10)
Net realized gains	—	—	(.16)	—	—
Return of capital	—	(.01)	(.05)	—	—
Total distributions	(.49)	(.65)	(.95)	(.96)	(1.10)
NAV accretion resulting from repurchases of shares at a discount to NAV[a]	—	.02	.03	.07	—
Net asset value, end of period	$12.98	$12.60	$12.37	$13.71	$14.00
Market price, end of period	$12.41	$11.72	$10.29	$12.01	$13.07

Total Return
Based on net asset value (%)[b]	7.19	7.82	(1.95)	5.58	5.78
Based on market price (%)[b]	10.18	20.56	(6.89)	(.93)	(.83)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	57	55	55	61	66
Ratio of expenses (including interest expense) (%)	2.51	2.24	1.80	1.83	1.85
Ratio of expenses (excluding interest expense) (%)	1.69	1.59	1.37	1.35	1.33
Ratio of net investment income (%)	4.27	5.01	5.33	5.88	6.50
Portfolio turnover rate (%)	43	37	48	70	72
Total debt outstanding, end of period ($ thousands)	21,000	20,500	20,100	26,500	28,000
Asset coverage per $1,000 of debt[c]	3,694	3,679	3,718	3,318	3,348

[a]	Based on average shares outstanding during the period.
[b]	Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.
[c]	Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

Deutsche Strategic Income Trust	33

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Strategic Income Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

On July 13, 2016, the Board of Trustees approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than December 31, 2018.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be

34	Deutsche Strategic Income Trust

subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Deutsche Strategic Income Trust	35

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans (“Loans”) in which the Fund invests are arranged between the borrower and one or more financial institutions (“Lenders”). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral

36	Deutsche Strategic Income Trust

supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund’s ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash and foreign currency positions at the Fund’s custodian bank at November 30, 2017.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At November 30, 2017, the Fund had $4,251,000 of tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,115,000) and long-term losses ($3,136,000).

The Fund has reviewed the tax positions for the open tax years as of November 30, 2017 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized

Deutsche Strategic Income Trust	37

gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2017, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$373,497
Capital loss carryforwards	$(4,251,000)
Net unrealized appreciation (depreciation) on investments	$1,228,650

At November 30, 2017, the aggregate cost of investments for federal income tax purposes was $76,157,480. The net unrealized appreciation for all investments based on tax cost was $1,228,650. This consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $1,798,651 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $570,001.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2017	2016
Distributions from ordinary income*	$2,144,286	$2,795,943
Return of capital distributions	$—	$40,937

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

38	Deutsche Strategic Income Trust

B. Purchases and Sales of Securities

During the year ended November 30, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $31,783,822 and $33,086,727, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.85% of the Fund’s average weekly net assets, computed and accrued daily and payable monthly.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2017, the amount charged to the Fund by DSC aggregated $984, of which $259 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended November 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $17,738, of which $15,833 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Deutsche Central Cash Management Government Fund. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management

Deutsche Strategic Income Trust	39

fee. Deutsche Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

D. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Borrowings

The Fund has a secured line of credit with a commercial bank in an amount up to $27,000,000 and with a maturity date of the earliest of December 19, 2018 or 30 days prior to the liquidation date of the Fund, pursuant to a plan of liquidation and dissolution of the Fund to be approved by the Fund’s Board of Directors, and agreed upon with the lenders. The borrowing rate under the line of credit is at the applicable LIBOR rate plus 0.95%. A commitment fee on the unused portion of the facility is charged to the

40	Deutsche Strategic Income Trust

Fund and is included with “interest expense” in the Statement of Operations. At November 30, 2017, the Fund had a notes payable outstanding of $21,000,000. The weighted average outstanding daily balance of all loans during the year ended November 30, 2017 was approximately $20,704,000, with a weighted average annual borrowing cost of 2.23%. The borrowings were valued at cost, which approximates fair value.

Leverage involves risks and special considerations for the Fund’s stockholders, including the likelihood of greater volatility of net asset value and market price of, and dividends on, the Fund’s shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on such borrowings will reduce the return to stockholders; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund’s shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund’s shares.

Changes in the value of the Fund’s portfolio will be borne by the stockholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if leverage were not used. It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to meet payment obligations on borrowings to comply with asset coverage or other restrictions imposed by the lender. The Fund is subject to certain restrictions on its investments under the terms of its credit agreement. Moreover, certain covenants contained in the credit agreement impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

There is no assurance that the Fund’s leveraging strategy will be successful.

G. Share Repurchases

The Board has authorized the Fund to effect periodic repurchases of its outstanding shares in the open market from time to time when the Fund’s shares trade at a discount to their net asset value. There were no shares repurchased during the year ended November 30, 2017. During the year ended November 30, 2016, the Fund purchased 57,432 shares of beneficial interest on the open market at a total cost of $596,297 ($10.38 average per share). The average discount on these purchases, comparing the purchase price to the net asset value at the time of purchase, was 13.45%.

On September 21, 2016, the Fund announced that the Fund’s Board of Trustees extended the Fund’s existing open market repurchase program

Deutsche Strategic Income Trust	41

for an additional 12-month period. The Fund was authorized to continue to purchase outstanding shares of common stock in open-market transactions over the period from December 1, 2016 until November 30, 2017, when the Fund’s shares traded at a discount to Net Asset Value.

On September 20, 2017, the Fund announced that the Fund’s Board of Trustees extended the Fund’s existing open market share repurchase program for an additional 12-month period. The Fund may continue to purchase outstanding shares of common stock in open-market transactions over the period from December 1, 2017 until November 30, 2018, when the Fund’s shares trade at a discount to Net Asset Value. The Board’s authorization of the repurchase program extension follows the previous repurchase program, which commenced on December 1, 2016 and ran until November 30, 2017.

42	Deutsche Strategic Income Trust

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees and the Shareholders of Deutsche Strategic Income Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Strategic Income Trust (the Fund) as of November 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Strategic Income Trust at November 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 24, 2018

Deutsche Strategic Income Trust	43

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

44	Deutsche Strategic Income Trust

Shareholder Meeting Results	(Unaudited)

The Annual Meeting of Shareholders (the “Meeting”) of Deutsche Strategic Income Trust (the “Fund”) was held on September 20, 2017. At the close of business on July 20, 2017, the record date for the determination of shareholders entitled to vote at the Meeting, there were issued and outstanding 4,694,846.37 shares of the Fund’s beneficial interest, each share being entitled to one vote, constituting all of the Fund’s outstanding voting securities. At the Meeting, the holders of 3,857,115 shares of the Fund’s beneficial interest were represented in person or by proxy, constituting a quorum. The following matter was voted upon by the shareholders of the Fund.

1.	To elect the following four Class III Trustees to the Board of Trustees of the Fund.

All of the nominees received a sufficient number of votes to be elected. (the resulting votes are presented below):

	Number of Votes:
	For	Withheld
John W. Ballantine	3,465,942	391,173
Dawn-Marie Driscoll	3,565,043	292,072
Kenneth C. Froewiss	3,464,039	393,076
Rebecca W. Rimel	3,566,019	291,096

Henry P. Becton, Jr., Keith R. Fox, Paul K. Freeman, Richard J. Herring, William McClayton, William N. Searcy, Jr. and Jean Gleason Stromberg are each a Class I or Class II Trustee whose term of office continued after the Meeting.

Deutsche Strategic Income Trust	45

Dividend Reinvestment and Cash Purchase Plan

The Board of Trustees of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) for shareholders that elect to have all dividends and distributions automatically reinvested in shares of the Fund (each a “Participant”). DST Systems, Inc. (the “Plan Agent”) has been appointed by the Fund’s Board of Trustees to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund’s Web site at deutschefunds.com or by calling (800) 294-4366.

If you wish to participate in the Plan and your shares are held in your own name, contact Deutsche AM Service Company (the “Transfer Agent”) at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366 for the appropriate form. Current shareholders may join the Plan by either enrolling their shares with the Transfer Agent or making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. Initial cash deposits will be invested within approximately 30 days. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan.

The Transfer Agent will establish a Dividend Investment Account (the “Account”) for each Participant in the Plan. The Transfer Agent will credit to the Account of each Participant any cash dividends and capital gains distributions (collectively, “Distributions”) paid on shares of the Fund (the “Shares”) and any voluntary cash contributions made pursuant to the Plan. Shares in a Participant’s Account are transferable upon proper written instructions to the Transfer Agent.

If, on the valuation date for a Distribution, Shares are trading at a discount from net asset value per Share, the Plan Agent shall apply the amount of such Distribution payable to a Participant (less a Participant’s pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such Distribution) to the purchase on the open market of Shares for a Participant’s Account. If, on the valuation date for a Distribution, Shares are trading at a premium over net asset value per Share, the Fund will issue on the payment date, Shares valued at net asset value per Share on the valuation date to the Transfer Agent in the aggregate amount of the funds credited to a Participant’s Account. The Fund will increase the price at which Shares

46	Deutsche Strategic Income Trust

may be issued under the Plan to 95% of the fair market value of the Shares on the valuation date if the net asset value per Share of the Shares on the valuation date is less than 95% of the fair market value of the Shares on the valuation date. The valuation date will be the payment date for Distributions. Open-market purchases will be made on or shortly after the valuation date for Distributions, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

A Participant may from time to time make voluntary cash contributions to his or her Account in a minimum amount of $100 in any month (with a $36,000 annual limit) for the purchase on the open market of Shares for the Participant’s Account. Such voluntary contributions will be invested by the Plan Agent on or shortly after the 15th of each month and in no event more than 30 days after such dates, except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. Voluntary cash contributions received from a Participant on or prior to the fifth day preceding the 15th of each month will be applied by the Plan Agent to the purchase of additional Shares as of that investment date. No interest will be paid on voluntary cash contributions held until investment. Consequently, Participants are strongly urged to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of any month. Voluntary cash contributions should be made in U.S. dollars and be sent by first-class mail, postage prepaid only to the following address (deliveries to any other address do not constitute valid delivery):

Deutsche Strategic Income Trust

Dividend Reinvestment and Cash Purchase Plan

c/o Deutsche AM Service Company

P.O. Box 219066

Kansas City, MO 64121-9066

(800) 294-4366

Participants may withdraw their entire voluntary cash contribution by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.

The cost of Shares acquired for each Participant’s Account in connection with the Plan shall be determined by the average cost per Share, including brokerage commissions, of the Shares acquired. There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases.

Deutsche Strategic Income Trust	47

The reinvestment of Distributions does not relieve the Participant of any tax that many be payable on the Distributions. The Transfer Agent will report to each Participant the taxable amount of Distributions credited to his or her Account. Participants will be treated for federal income tax purposes as receiving the amount of the Distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the Participant would have received if the Participant had elected to receive cash or, for Shares issued by the Fund, the fair market value of the Shares issued to the Participant.

The Fund may amend the Plan at any time or times but, only by mailing to each Participant appropriate written notice at least 90 days prior to the effective date thereof except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority in which case such amendment shall be effective as soon as practicable. The Plan also may be terminated by the Fund.

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. A notice of withdrawal will be effective immediately following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten calendar days prior to the record date for the Distribution; otherwise such withdrawal will be effective after the investment of the current Distribution. When a Participant withdraws from the Plan, or when the Plan is terminated by the Fund, the Participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or, if a Participant so desires, the Transfer Agent will notify the Plan Agent to sell his or her Shares in the Plan and send the proceeds to the Participant, less brokerage commissions.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to Deutsche AM Service Company at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366.

48	Deutsche Strategic Income Trust

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Strategic Income Trust’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the

Deutsche Strategic Income Trust	49

Fund. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s net asset value performance was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2016. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted that, on July 13, 2016, it had

50	Deutsche Strategic Income Trust

approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than December 31, 2018. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s management fee is charged only with respect to net assets, while many of the funds in the peer group pay management fees based upon managed assets. The Board noted that the Fund’s total (net) operating expenses excluding certain investment related expenses and based on managed assets were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016). The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received

Deutsche Strategic Income Trust	51

information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

52	Deutsche Strategic Income Trust

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. The Board is divided into three classes of Board Members, Class I, Class II and Class III. At each annual meeting of shareholders of the Trust, the class of Board Members elected at such meeting is elected to hold office until the annual meeting held in the third succeeding year and until the election and qualification of such Board Member’s successor, if any, or until such Board Member sooner dies, resigns, retires or is removed. The Board Members may also serve in similar capacities with other funds in the fund complex.

Class I Board Members were last elected in 2015 to serve until the 2018 Annual Meeting of Shareholders. Class II Board Members were last elected in 2016 to serve until the 2019 Annual Meeting of Shareholders. Class III Board Members were last elected in 2017 to serve until the 2020 Annual Meeting of Shareholders. As previously noted, on July 13, 2016, the Board of Trustees approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than December 31, 2018.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Class I Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	89	—

Deutsche Strategic Income Trust	53

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Class III Vice Chairperson since 2017, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	92	—
John W. Ballantine (1946) Class III Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	89	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Class II Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	89	—

54	Deutsche Strategic Income Trust

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Dawn-Marie Driscoll (1946) Class III Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	89	—
Paul K. Freeman (1950) Class II Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	89	—
Richard J. Herring (1946) Class I Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	89	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)

Deutsche Strategic Income Trust	55

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Class II Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	89	—
Rebecca W. Rimel (1951) Class III Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	89	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Class I Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	89	—
Jean Gleason Stromberg (1943) Class II Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	89	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)

56	Deutsche Strategic Income Trust

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

Deutsche Strategic Income Trust	57

Additional Information

Automated Information Line	Deutsche AM Closed-End Fund Info Line (800) 349-4281
Web Site	deutschefunds.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset Management Attn: Secretary of the Deutsche Funds One International Place, 12th Floor Boston, MA 02110
Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	Deutsche AM Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting	The fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

58	Deutsche Strategic Income Trust

Portfolio Holdings	Following the fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The fund’s portfolio holdings as of the month-end are posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com.
Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

NYSE Symbol	KST
CUSIP Number	25160F 109

Deutsche Strategic Income Trust	59

DSIT-2

(R-025443-8 1/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the fund’s audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche Strategic income trust
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$70,209	$0	$7,206	$0
2016	$71,642	$0	$7,353	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$502,238	$0
2016	$0	$449,529	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$7,206	$502,238	$606,585	$1,116,029
2016	$7,353	$449,529	$595,469	$1,052,351

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, included provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury.

In connection with the audit of the 2017 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

1.)       In various communications beginning on April 20, 2016, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches did not and do not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“EY Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. EY informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the purchase was by EY Germany’s investment advisor without EY Germany’s permission, authorization or knowledge and EY Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“EY Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which EY Spain acquired. EY informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon EY’s description of the facts and the representations made by EY, believe that (1) these matters did not impact EY’s application of objective and impartial judgment with respect to all issues encompassed within EY’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.)       In various communications beginning on June 27, 2016, EY also informed the Audit Committee that EY had identified independence breaches where EY and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at EY who arranged EY’s lending relationships have no oversight of, or ability to influence, the individuals at EY who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

3.)       In various communications beginning on January 25, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2015, the Ernst & Young Global Limited (“EYG”) member firm in Spain (“EY Spain”) provided a loaned staff service to Deutsche Bank AG, where a manager from EY Spain analyzed investment opportunities in Spain under the supervision of Deutsche Bank AG personnel. EY informed the Audit Committee that this loaned staff service where the EY professional temporarily acted as an employee of Deutsche Bank AG was inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team and did not involve services provided directly for the Fund. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

4.)       In various communications beginning on January 25, 2017, EY informed the Audit Committee that EY had identified an independence breach where a covered person maintains a lending relationship with an owner of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship is inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). The covered person’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above does not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

5.)       On July 11, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

6.)       On July 11, 2017, EY informed the Audit Committee that EY had identified an independence breach where EY maintains a lending relationship with an entity that owned for a period of time greater than 10% of the shares of an investment company within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship was inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY and was not able to assert any influence over the investment company in the Deutsche Funds Complex whose shares the lender owned or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

7.)       On October 24, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matter that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of a financial relationship held by a covered person within EY and its affiliates that was in violation of Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breach was corrected promptly and that the breach (i) did not relate to financial relationships directly in the Fund, (ii) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, and (iii) were not for services directly for the Fund.

EY advised the Audit Committee that the above described matter did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

8.)       On October 24, 2017, EY informed the Audit Committee that EY had identified independence breaches where EY maintains lending relationships with entities that own greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships were inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment company in the Deutsche Funds Complex whose shares the lender owned or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Paul K. Freeman (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Richard J. Herring and John W. Ballantine.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy and Guidelines

1.	Introduction

Deutsche Asset Management (“AM”) has adopted and implemented the following Policies and Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. This Proxy Voting Policy and Guidelines – AM (“Policy and Guidelines”) shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non-US regional offices. Non-US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non-US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (the “GPVSC”). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non-US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the Management/Boards of these AM legal entities.

2.	AM’S Proxy Voting Responsibilities

Proxy votes are the property of AM’s advisory clients.1 As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley Voting Guidelines

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. To the extent a security is out on loan and AM determines that a proxy vote (or other shareholder action) is materially important to the client’s account, AM may request that the agent recall the security prior to the record date to allow AM to vote the securities.

[1]	For purposes of this document, “clients” refers to persons or entities: (i) for which AM serves as investment adviser or sub-adviser; (ii) for which AM votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

3.	POLICIES
3.1.	Proxy Voting Activities are Conducted in the Best Economic Interest of Clients

AM has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

3.2.	The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

•	Adopting, monitoring and updating guidelines, attached as Attachment A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;
•	Voting proxies where (i) the issues are not covered by specific client instruction or the Guidelines; (ii) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (iii) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and
•	Monitoring Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.3	Availability of Proxy Voting Policy and Guidelines and Proxy Voting Record

Copies of this Policy, as it may be updated from time to time, is made available to clients as required by law and otherwise at AM’s discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion. Note, however, that AM must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for the 12-month periods ending June 30 (see Section 5, below), if so required by relevant law.

4.	PROCEDURES

The key aspects of AM’s proxy voting process are delineated below.

4.1.	The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see Section 4.4) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

4.2.	Specific Proxy Voting Decisions Made by the GPVSC

Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a Portfolio Manager, a Research Analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or Proxy Vendor Oversight.2

If Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

[2]	Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM Portfolio Managers, AM Research Analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

4.3.	Certain Proxy Votes May Not Be Cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

•	Neither the Guidelines nor specific client instructions cover an issue;
•	ISS does not make a recommendation on the issue; and
•	The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-Committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.4.	Conflict of Interest Procedures
4.4.1.	Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies3, the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. The Conflicts of Interest Management Sub-Committee within AM monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a proxy vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC Chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the affected clients, or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

[3]	As mentioned above, the GPVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case-by-case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.
[4]	Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the Conflict Review Committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client, has: (i) requested that AM, Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member, or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC (i) whether anyone should be recused from the proxy voting process or (ii) whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policy and Guidelines. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

4.4.2.	Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Subject to participation agreements with certain Exchange Traded Funds (“ETFs”) issuers that have received exemptive orders from the US Securities and Exchange Commission (“SEC”) allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, AM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, (e.g., Deutsche Bank itself), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

4.4.3.	Other Procedures that Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

•	Code of Business Conduct and Ethics - DB Group;
•	Conflicts of Interest Policy - DB Group;
•	Information Sharing Procedures – AWM, GTB & CB&S;
•	Code of Ethics – AWM; and
•	Code of Professional Conduct – US.

The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

All impacted business units are required to adopt, implement, and maintain procedures to ensure compliance with this Section. At a minimum, such procedures must: (i) assign roles and responsibilities for carrying out the procedures, including responsibility for periodically updating the procedures; (ii) identify clear escalation paths for identified breaches of the procedures; and (iii) contain a legend or table mapping the procedures to this Section (e.g., cross-referencing Section or page numbers).

5.	RECORDKEEPING

At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.

•	AM will maintain a record of each proxy vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.
•	Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

−	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.
−	Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms.
−	Analyst worksheets created for stock option plan and share increase analyses; and
−	Proxy Edge print-screen of actual vote election.

•	AM will (i) retain this Policy and the Guidelines; (ii) will maintain records of client requests for proxy voting information; and (iii) will retain any documents Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
•	The GPVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
•	With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:
−	The name of the issuer of the portfolio security;
−	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
−	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);
−	The shareholder meeting date;
−	A brief identification of the matter voted on;
−	Whether the matter was proposed by the issuer or by a security holder;
−	Whether the company cast its vote on the matter;
−	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and
−	Whether the company cast its vote for or against Management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Archiving and Record Retention Policy – Deutsche Bank Group and applicable policies and procedures thereunder.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

6.	The GPVSC’S Oversight Role

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC monitors the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC uses this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the GPVSC’s minutes.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended February 2016

[GRAPHIC OMITTED]

I.		Board of Directors and Executives
	A.	Election of Directors
	B.	Classified Boards of Directors
	C.	Board and Committee Independence
	D.	Liability and Indemnification of Directors
	E.	Qualification of Directors
	F.	Removal of Directors and Filling of Vacancies
	G.	Proposals to Fix the Size of the Board
	H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards
	I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)
	J.	Proposals to Establish Audit Committees (For FFT and US Securities)
II.		Capital Structure
	A.	Authorization of Additional Shares (For US Securities)
	B.	Authorization of “Blank Check” Preferred Stock (For US Securities)
	C.	Stock Splits/Reverse Stock Splits
	D.	Dual Class/Supervoting Stock
	E.	Large Block Issuance (For US Securities)
	F.	Recapitalization into a Single Class of Stock
	G.	Share Repurchases
	H.	Reductions in Par Value
III.		Corporate Governance Issues
	A.	Confidential Voting
	B.	Cumulative Voting (For US Securities)
	C.	Supermajority Voting Requirements
	D.	Shareholder Right to Vote
IV.		Compensation
	A.	Establishment of a Remuneration Committee (For US Securities)
	B.	Executive Director Stock Option Plans
	C.	Employee Stock Option/Purchase Plans
	D.	Golden Parachutes
	E.	Proposals to Limit Benefits or Executive Compensation
	F.	Option Expensing
	G.	Management Board Election and Motion (For FFT Securities)
	H.	Remuneration (Variable Pay) (For FFT Securities)
	I.	Long-Term Incentive Plans (For FFT Securities)
	J.	Shareholder Proposals Concerning “Pay For Superior Performance”
	K.	Executive Compensation Advisory
	L.	Advisory Votes on Executive Compensation
V.		Anti-Takeover Related Issues
	A.	Shareholder Rights Plans (“Poison Pills”)
	B.	Reincorporation
	C.	Fair-Price Proposals
	D.	Exemption From State Takeover Laws
	E.	Non-Financial Effects of Takeover Bids
VI.		Mergers & Acquisitions
VII.		Environmental, Social & Governance Issues
	A.	Principles for Responsible Investment
	B.	ESG Issues
	C.	Labor & Human Rights
	D.	Diversity & Equality
	E.	Health & Safety
	F.	Government/Military
	G.	Tobacco
VIII.		Miscellaneous Items
	A.	Ratification of Auditors
	B.	Limitation of Non-Audit Services Provided by Independent Auditor
	C.	Audit Firm Rotation
	D.	Transaction of Other Business
	E.	Motions to Adjourn the Meeting
	F.	Bundled Proposals
	G.	Change of Company Name
	H.	Proposals Related to the Annual Meeting
	I.	Reimbursement of Expenses Incurred from Candidate Nomination
	J.	Investment Company Proxies
	K.	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.	Board of Directors and Executives
A.	Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of Directors. Votes for a Director in an uncontested election will be withheld in cases where a Director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of Directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of Directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (“GPVSC”) as set forth in the AM’s Proxy Voting Policy and Guidelines.

Rationale: The large majority of corporate Directors fulfill their fiduciary obligation and in most cases support for Management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.	Classified Boards of Directors

AM policy is to vote against proposals to classify the Board and for proposals to repeal classified Boards and elect Directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent Board, a classified Board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.	Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a Board of Directors be comprised of independent or unaffiliated Directors.
2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated Directors.
3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to Boards of Directors.
4.	“For” separation of the Chairman and CEO positions.
5.	“Against” proposals that require a company to appoint a Chairman who is an independent Director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A Board that is sufficiently independent from Management assures that shareholders' interests are adequately represented. However, the Chairman of the Board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No Director qualifies as “independent” unless the Board of Directors affirmatively determines that the Director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a Director is in fact not “independent” will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.	Liability and Indemnification of Directors

AM policy is to vote “for” Management proposals to limit Directors' liability and to broaden the indemnification of Directors, unless broader indemnification or limitations on Directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want Directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable Directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.	Qualification of Directors

AM policy is to follow Management’s recommended vote on either Management or shareholder proposals that set retirement ages for Directors or require specific levels of stock ownership by Directors.

Rationale: As a general rule, the Board of Directors, and not the shareholders, is most qualified to establish qualification policies.

F.	Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that Directors may be removed only for cause or proposals that include provisions that only continuing Directors may fill Board vacancies.

Rationale: Differing state statutes permit removal of Directors with or without cause. Removal of Directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove Directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent Directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the Board until the next regular election.

G.	Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the Board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.
2.	“Against” proposals allowing Management to fix the size of the Board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its Board.

H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “for” proposals to restrict a Chief Executive Officer from serving on more than three outside Boards of Directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five Supervisory Boards.

Rationale: We consider a strong, independent and knowledgeable Supervisory Board as important counter-balance to executive Management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the Supervisory Board controlling their company.

Supervisory Board Members must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines

J.	Proposals to Establish Audit Committees

AM policy is to vote “for” proposals that require the establishment of Audit Committees.

Rationale: The Audit Committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.	Capital Structure
A.	Authorization of Additional Shares

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion US dollars).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.	Authorization of “Blank Check” Preferred Stock

AM policy is to vote:

1.	“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.
2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the Board of Directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.	Stock Splits / Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases.

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.	Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.	Large Block Issuance

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm, currently Institutional Shareholder Services (“ISS”) subject to review by the GPVSC as set forth in AM’s Proxy Voting Policy and Guidelines.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.	Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the Board and/or Management if there is no adverse effect on shareholders.

G.	Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.	Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility).

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.	Corporate Governance Issues
A.	Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing Management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to Management.

B.	Cumulative Voting

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for” Management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,
b)	All Directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and
c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have Board representation; however, the presence of other safeguards may make their use unnecessary.

C.	Supermajority Voting Requirements

AM policy is to vote “against” Management proposals to require a supermajority vote to amend the charter or by-laws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*	Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for Management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.	Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. AM Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to Management or affect the governance process should be supported.

IV.	Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the Board of Directors and/or the compensation committee, and its policy is not to second-guess the Board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.	Establishment of a Remuneration Committee

AM policy is to vote “for” proposals that require the establishment of a Remuneration Committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The Remuneration Committee shall not comprise any Board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.	Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

1.	The resulting dilution of existing shares is less than (a) 15% of outstanding shares for large capital corporations; or (b) 20% of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion US dollars).
2.	The transfer of equity resulting from granting options at less than fair market value (“FMV”) is no greater than 3% of the over-all market capitalization of large capital corporations or 5% of market cap for small-mid capital companies.
3.	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced, the company does not have a history of repricing options.
4.	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as (a) they do not mandate that all options granted by the company must be performance based; and (b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside Director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.	Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (“ESPPs”) when the plan complies with Internal Revenue Code Section 423, allowing non-Management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (“ESOPs”) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and Director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.	Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. AM Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.	Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and
2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (“SEC”) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.	Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (“FASB”) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.	Management Board Election and Motion

AM policy is to vote “against”:

•	The election of Board members with positions on either Remuneration or Audit Committees;
•	The election of Supervisory Board members with too many Supervisory Board mandates; and
•	“Automatic” election of former Board members into the Supervisory Board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.	Remuneration (Variable Pay)

Executive remuneration for Management Board

AM policy is to vote “for” Management Board remuneration that is transparent and linked to results.

Rationale: Executive compensation should motivate Management and align the interests of Management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when Management is remunerated to optimize long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when Management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.	Long-Term Incentive Plans

AM policy is to vote “for” long-term incentive plans for members of Management Boards that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	Directly align the interests of members of Management Boards with those of shareholders;
•	Establish challenging performance criteria to reward only above average performance;
•	Measure performance by total shareholder return in relation to the market or a range of comparable companies;
•	Are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods; and
•	Do not allow a repricing of the exercise price in stock option plans.

J.	Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policy and Guidelines.

Rationale: While AM agrees that compensation issues are better left to the discretion of Management, there remains the need to monitor for excessive compensation practices on a case-by-case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.	Executive Compensation Advisory

AM policy is to follow Management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (“NEOs”) on an annual basis.

Rationale: AM believes that controls exist within senior Management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of Management’s compensation.

L.	Advisory Votes on Executive Compensation

AM policy is to evaluate Executive Compensation proposals on a case-by-case basis, where locally defined this may be done by incorporating the recommendation of an independent third party proxy research firm. AM will oppose Advisory Votes on Executive Compensation if:

1.	There is a significant misalignment between CEO pay and company performance;
2.	The company maintains significant problematic pay practices; and/or
3.	The Board exhibits a significant level of poor communication and responsiveness to shareholders.

Rationale: While AM agrees that compensation issues are better left to the discretion of Management, there remains a need to take action on this nonbinding proposal if excessive compensation practices exist.

M.	Frequency of Advisory Vote on Executive Compensation

AM policy is to vote “for” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Rationale: AM believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

V.	Anti-Takeover Related Issues
A.	Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request Boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.	Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on:

1.	Differences in state law between the existing state of incorporation and the proposed state of incorporation; and
2.	Differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights.

If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.	Fair-Price Proposals

AM policy is to vote “for” Management fair-price proposals, provided that:

1.	The proposal applies only to two-tier offers;
2.	The proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares;
3.	The supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; and
4.	The proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.	Exemption from State Takeover Laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” Management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching Management. They also unfairly deny certain shares their inherent voting rights.

E.	Non-Financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.	Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM’s policies and procedures.

VII.	Environmental, Social and Governance Issues

Environmental, social and governance issues (ESG) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A.	Principles for Responsible Investment

AM policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, AM (a) votes “for” increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation, and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case-by-case basis, will generally follow Management’s recommended vote on other matters related to ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).

B.	ESG Issues

AM policy is to vote in line with the Coalition for Environmentally Responsible Economies (“CERES”) recommendation on Environmental matters contained in the CERES Principles and the recommendations on Social and Sustainability issues not specifically addressed elsewhere in these Guidelines. AM will rely on ISS to identify shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS's predetermined voting guidelines on CERES Principles.

Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically or via other electronic means. In addition, voting members may act in writing, including without limitation, via e-mail.

Rationale: AM supports the CERES Principles and as such generally votes proxies in line with the CERES recommendation.

C.	Labor and Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

D.	Diversity and Equality
1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or Board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the Equal Employment Opportunity Commission (“EEOC”) provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the MacBride Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

E.	Health and Safety
1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula). Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labelling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

F.	Government/Military
1.	AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, Management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

G.	Tobacco
1.	AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and Management, and not to shareholder mandate.

VIII.	Miscellaneous Items
A.	Ratification of Auditors

AM policy is to vote “for” (a) the Management recommended selection of auditors and (b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for Management’s nomination is warranted.

B.	Limitation of Non-Audit Services provided by Independent Auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.	Audit Firm Rotation

AM policy is to vote against proposals seeking audit firm rotation.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would be costly and disruptive.

D.	Transaction of Other Business

AM policy is to vote “against” transaction of other business proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.	Motions to Adjourn the Meeting

AM Policy is to vote “against” proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for Management to continue spending time and money to press shareholders for support.

F.	Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.	Change of Company Name

AM policy is to support Management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.	Proposals Related to the Annual Meeting

AM Policy is to vote “for” Management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.	Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow Management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of Directors to the corporation’s Board of Directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for Directors.

J.	Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered Boards of closed-end investment companies, although AM generally votes “against” staggered Boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.	International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure:

As of the date of this report the Fund is managed by a Team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. Each Portfolio Manager on the Team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the Fund.

Gary Russell, CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the Fund.

  Joined Deutsche Asset Management in 1996 and the Fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
  Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
  Head of US High Yield Bonds: New York.
  BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director of Deutsche Asset Management and Portfolio Manager of the Fund.

  Joined Deutsche Asset Management in 2006 with six years of industry experience, and the Fund in 2016.
  Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.
  Portfolio Manager for High Yield Strategies: New York.
  BS, University of Wisconsin – Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

Compensation of Portfolio Managers

The Advisor and its affiliates are part of the Deutsche Bank Group of companies. As employees of a company in the Deutsche Bank Group, portfolio managers are paid on a total compensation basis, which includes Fixed Pay (base salary) and Variable Compensation, as set for the below. The compensation information below is provided as of the Fund’s most recent fiscal year end.

•	Fixed Pay (FP) is the key and primary element of compensation and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e. Deutsche Asset Management) specifics. FP levels play a significant role in ensuring competitiveness of the Advisor and its affiliates in the labor market, thus benchmarking provides a valuable input when determining FP levels.

•	Variable Compensation (VC) is a discretionary compensation element that enables the Advisor and its affiliates to provide additional reward to employees for their performance and behaviors, while reflecting Deutsche Bank Group affordability and the financial situation of Deutsche Bank AG (the “Bank”) and Deutsche Asset Management, the Bank’s asset management division. VC aims to:

•	Recognize that every employee contributes to the Bank’s success through the Deutsche Bank Group component of VC (Group Component),
•	Reflect individual performance through discretionary individual VC (Individual Component), and
•	Reward outstanding contributions at the junior levels through the discretionary Recognition Award.

Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply.  Both Group and Individual Components may be awarded in Bank shares or other share-based instruments and under deferral arrangements.

In general, each of the Advisor and its advisory affiliates seek to offer its investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. To evaluate its investment professionals in light of and consistent with the compensation principles set forth above, the Advisor and its affiliates review investment performance for all accounts managed in relation to the appropriate Morningstar peer group universe with respect to a fund, iMoneyNet peer group with respect to a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type.  The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining total compensation, the Advisor and its affiliates consider a number of quantitative, qualitative and other factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the appropriate Morningstar peer group universe for a fund, or versus the appropriate iMoneyNet peer group for a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type, taking risk targets into account) are utilized to measure performance.
•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•	Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of the Advisor and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered Deutsche Funds advised by Deutsche Investment Management Americas Inc.

(DIMA) as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Gary Russell	$50,001-$100,000	$500,001-$1,000,000
Thomas R. Bouchard	-	$10,001-$50,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. For Funds subadvised by subadvisors unaffiliated with DIMA, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	9	$3,284,902,860	-	-
Thomas R. Bouchard	5	$1,896,845,461	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	-	-	-	-
Thomas R. Bouchard	-	-	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	8	$1,038,114,385	-	-
Thomas R. Bouchard	-	-	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•	The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Because the Advisor is owned by the Bank, a multi-national financial services company, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since the Bank, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

December 1 through December 31	-	$ -	n/a	n/a
January 1 through January 31	-	$ -	n/a	n/a
February 1 through February 28	-	$ -	n/a	n/a
March 1 through March 31	-	$ -	n/a	n/a
April 1 through April 30	-	$ -	n/a	n/a
May 1 through May 31	-	$ -	n/a	n/a
June 1 through June 30	-	$ -	n/a	n/a
July 1 through July 31	-	$ -	n/a	n/a
August 1 through August 31	-	$ -	n/a	n/a
September 1 through September 30	-	$ -	n/a	n/a
October 1 through October 31	-	$ -	n/a	n/a
November 1 through November 30	-	$ -	n/a	n/a

Total	-	$ -	n/a

The Fund may from time to time repurchase shares in the open market.

On September 21, 2016, the Fund announced that the Fund's Board of Trustees extended the Fund's existing open market share repurchase program for an additional 12 month period. The Fund may continue to purchase outstanding shares of common stock in open-market transactions over the period December 1, 2016 until November 30, 2017, when the Fund's shares trade at a discount to net asset value. The Board's authorization of the repurchase program extension follows the previous repurchase program, which commenced on December 1, 2015 and ran until November 30, 2016.

On September 20, 2017, the Fund announced that the Fund's Board of Trustees extended the Fund's existing open market share repurchase program for an additional 12 month period. The Fund may continue to purchase outstanding shares of common stock in open-market transactions over the period December 1, 2017 until November 30, 2018, when the Fund's shares trade at a discount to net asset value. The Board's authorization of the repurchase program extension follows the previous repurchase program, which commenced on December 1, 2016 and ran until November 30, 2017.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Strategic Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/29/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/29/2018

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	1/29/2018